EXHIBIT 10.30

FIRSTAR

                   AMENDMENT TO REVOLVING CREDIT AGREEMENT
                          AND REVOLVING CREDIT NOTE


       This amendment (the "Amendment"), dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                   RECITALS

     A. The Borrower and the Bank have executed a - Revolving Credit Agreement (the "Agreement") and the Borrower has executed a Revolving Credit Note (the "Note"), both dated AUGUST 14, 1998 and as amended from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents identified in Article III of the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount not to exceed $12,000,000.00, as may be amended from time to time.

     B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

     C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                              TERMS OF AGREEMENT

      In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

         Extension of Maturity Date. If checked here, the references to " FEBRUARY 19, 1999 in Paragraph 1.1 of the Agreement and in the Note as the maturity date of the loan and the Termination Date for advances are hereby deleted and replaced with " AUGUST 31, 1999".

Financial Covenants (continued):
      (viii) The combination of Net Income plus Loan Loss Provision for BNC- ND and BNC-NIN combined must be at least $564,000 at 3/31/99 and $1,348,000 at 6/30/99. This covenant replaces the ROA covenants.

(ix) All Financial Covenants will be measured on a combined basis for BNC - ND and BNC

       Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. AJI collateral previously provided to secure the Agreement and/or Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

       Preconditions  to   Effectiveness.   This  Amendment  shall  only  become
effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

       No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

       Counterparts.   This   Amendment   may  be  signed  in  any  number  of
counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

       Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

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       Attachments. All documents attached hereto, Including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly Incorporated by reference.

Dated as of: FEBRUARY 19, 1999

BNCCORP INC

(Individual Borrower)                          Borrower Name (Organization)

                                     (SEAL)    a DELAWARE Corporation
Borrower Name           N/A                    BY: /s/ Gregory K. Cleveland

                                  Name and Title GREGORY K CLEVELAND, PRESIDENT

By:

(SEAL)

Borrower Name           N/A                    Name and Title:

Agreed to:

  FIRSTAR BANK MILWAUKEE, N.A.
(Firstar Bank)

By:

          LYNN F HEBEL
Name and Title: VICE PRESIDENT